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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2009


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                    0-18392                  35-1782688
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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              CERTAIN OFFICERS.
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         (d) On July 27, 2009, the Board of Directors of Ameriana Bancorp (the
"Company") appointed Michael E. Bosway to the Board of Directors of the Company and the Board of Directors of Ameriana Bank. Mr. Bosway will serve on the Audit Committee of the Company. The Board of Directors did not select Mr. Bosway pursuant to any arrangements or understandings between Mr. Bosway and the Company or any other person. There are no material agreements or related party transactions between Mr. Bosway and the Company. A copy of the press release dated July 27, 2009 is attached as Exhibit 99.1 and incorporated by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)  Exhibits

              Number            Description
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              99.1              Press release dated July 27, 2009




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERIANA BANCORP



Dated: July 28, 2009                  By: /s/ Jerome J. Gassen
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                                          Jerome J. Gassen
                                          President and Chief Executive Officer